ForeInvestors Choice Variable Annuity – I Share

Forethought Life Insurance Company

Forethought Life Insurance Company Separate Account A

Supplement dated July 19, 2024 to your Prospectus dated April 26, 2024

(the “Prospectus”)

Putnam VT Global Asset Allocation Fund

Putnam VT Income Fund

Putnam VT Mortgage Securities Fund

Effective July 15, 2024, Franklin Advisers, Inc. replaced Putnam Investment Management, LLC as adviser and Putnam Investment Management, LLC was added as an additional sub-adviser in the “Fund – Share Class Adviser/Sub-Adviser” column for the Putnam VT Global Asset Allocation Fund, the Putnam VT Income Fund, and the Putnam VT Mortgage Securities Fund as listed in the Prospectus under “Appendix B – Funds Available Under the Contract.”

Putnam VT Core Equity Fund

Putnam VT International Value Fund

Putnam VT Large Cap Value Fund

Putnam VT Small Cap Value Fund

Effective July 15, 2024, Franklin Advisers, Inc. was added as an additional sub-adviser in the “Fund – Share Class Adviser/Sub-Adviser” column for the Putnam VT Core Equity Fund, the Putnam VT International Value Fund, the Putnam VT Large Cap Value Fund, and the Putnam VT Small Cap Value Fund as listed in the Prospectus under “Appendix B – Funds Available Under the Contract.”

This Supplement Should be Retained for Future Reference.

FIC-I071924A-SAC